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                       LION BIOSCIENCE AKTIENGESELLSCHAFT

                                  CERTIFICATION
     PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of LION bioscience Aktiengesellschaft (the "Company") on Form 20-F for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Hollenhorst, Chief Financial Officer of the Company, certify, pursuant to U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2003 and results of operations of the Company for the year ended March 31, 2003.


Date: September 29, 2003
                                    /s/ Martin Hollenhorst
                                    --------------------------------------------
                                    Name:       Martin Hollenhorst,
                                    Title:      Chief Financial Officer